                                                                   EXHIBIT 10.18

                             ASSIGNMENT OF SUBLEASE

      This Assignment of Sublease ("Assignment") is entered into on November 24, 1999 between and among California Casualty Management Company, a California corporation ("Sublessor"), True Genesis, Inc., a California corporation ("Assignor") and Eloquent, Inc., a Delaware corporation ("Assignee").

RECITALS

A. WHEREAS, Sublessor and Assignor (as Sublessee) entered into a written Sublease Agreement dated June 1, 1999 (the "Sublease") by which Sublessor sublet to Assignor and Assignor sublet from Sublessor Suite 161 in 2000 Alameda de las Pulgas, San Mateo, California, consisting of approximately 2,621 rentable square feet.

B. WHEREAS, Sublessor is the Tenant under a written Office Lease dated as of March 18, 1998 (the "Prime Lease") wherein OTR ("Prime Landlord") leased to Sublessor certain real property located in 2000 Alameda de las Pulgas, City of San Mateo, County of San Mateo, State of California, including Suite 161. Any term in this Assignment with an initial capital letter, not specifically defined herein, shall have the meaning given it in the Prime Lease or Sublease.

C. WHEREAS, Assignor desires to assign all its right, title, and interest in the Sublease to Assignee in accordance with Section 8 of the Sublease.

AGREEMENT

1. Effective Date. The assignment made hereby shall take effect on December 1, 1999, and Assignor shall give possession of the Sublet Premises to Assignee on that date.

2. Assignment and Assumption. Assignor assigns and transfers to Assignee all its right, title, and interest in the Sublease, and Assignee accepts the assignment and assumes and agrees to perform, from the date this assignment becomes effective, as a direct obligation to Sublessee, all the provisions of the Sublease.

3. Sublessor's Consent. Subject to Prime Landlord granting its consent to this Assignment, Sublessor consents to this Assignment in accordance with
Section 8 of the Sublease.

4. Prepaid Rent/Security Deposit. Concurrent with the execution of this Assignment, Assignee shall provide Sublessor with a security deposit in an amount equal to three month's Monthly Rent ($27,520), which shall be refunded to Assignee upon full satisfaction of the terms and conditions of the Sublease. In addition, Assignee shall provide the first month's Monthly Rent in the amount of $9,173 to Sublessor upon execution of this Assignment. Sublessor shall return a security deposit in an amount equal to three month's Monthly Rent ($27,520) to Assignor upon execution of the Assignment.

5. Notices. All notices, demands, requests, approvals, payments and other communications between the parties (collectively "Notices") shall be in writing at the addresses set forth below. Notices shall be sufficiently given if, and shall be deemed not given unless, deposited in the United States mail postage prepaid in certified or registered form, return receipt requested, properly deposited with Federal Express, or another similar overnight carrier, or personally served or delivered.

     If to Sublessor:

          California Casualty Management Company
          Real Estate Department
          1650 Telstar Drive
          Colorado Springs, CO 80920-1004
          Attn: Manager of Real Estate

     If to Assignor:

          True Genesis, Inc.
          2000 Alameda de las Pulgas
          San Mateo, CA 94403

     If to Assignee:

          Eloquent, Inc.
          2000 Alameda de las Pulgas
          San Mateo, CA 94403

     If notices are personally delivered, copies shall also be mailed. Notices shall be deemed given when personally served or delivered, two days after deposit with Federal Express, or other similar overnight carrier, or five days after deposit in the United States mail.

     IN WITNESS WHEREOF, the parties have executed this Assignment effective as of the date first set forth above.


          SUBLESSOR:                    California Casualty Management Company

Date 12/1/99                            By: /s/ [SIGNATURE ILLEGIBLE]
                                           -----------------------------------
                                        Its: Asst VP & Real Estate Manager


          ASSIGNOR:                     True Genesis, Inc.

Date 11-24-99                           By: /s/ [SIGNATURE ILLEGIBLE]
                                           -----------------------------------
                                        Its: Director of Operations

          ASSIGNEE:                     Eloquent, Inc.

Date 11-24-99                           By: /s/ [SIGNATURE ILLEGIBLE]
                                           -----------------------------------
                                        Its: CFO

                           CONSENT OF PRIME LANDLORD


     1. OTR, an Ohio general partnership ("Prime Landlord"), landlord under the Prime Lease, consents to the foregoing Assignment of Sublease for Suite 161 in 2000 Alameda de las Pulgas, between California Casualty Management Company, True Genesis, Inc., and Eloquent, Inc.; provided, however, that except as specifically provided herein, this Consent shall not: (1) constitute a waiver, amendment or modification of any term or condition of the Prime Lease with respect to either Sublessor or Sublessee; or (2) limit the obligations of Sublessor or the rights of Prime Landlord under the Lease; or (3) make Prime Landlord a party to the Sublease or the Assignment.

     2. Prime Landlord represents that (i) it is not in default under the Prime Lease; (ii) to the best of its knowledge, Sublessor is not in default under the Prime Lease; (iii) Sublessor has not paid rent for more than one month in advance; and (iv) Sublessor's last rental payment was made ____________, 19___ for the month of ________, 19____.


                                   OTR, an Ohio general partnership

Date  12/20/99                     By: /s/ [SIGNATURE ILLEGIBLE]
                                       ----------------------------
                                   Its: Asset Management Officer